Subsequent Events	6 Months Ended
Jun. 30, 2021
Subsequent Events

15    Subsequent Events

On July 1, 2021, the Company exercised its option to acquire the remaining equity interest in Gemini. The purchase price for the 51% of Gemini is $86.7 million in cash. Substantially all of the fair value of the gross assets acquired is concentrated in adjusted vessels value, the Company will therefore account for the acquisition of the five vessels of Gemini as an asset acquisition.

On July 7, 2021, the Company entered into an agreement to acquire six 5,500 TEU vessels for a gross purchase price amounting to $260.0 million. These vessels are expected to be delivered to the Company from August to October 2021.

On August 2, 2021, the Company declared a dividend of $0.50 per share of common stock payable on August 30, 2021, to holders of record on August 16, 2021.